                                                                   EXHIBIT 10.12

                                                                  Conformed Copy


                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of November 26, 1997 by and among The Registry, Inc., a Massachusetts corporation (the "Company"), and the persons listed on Schedule I attached hereto (each a "Holder" and together the "Holders").

     WHEREAS, the Holders have acquired shares of Common Stock in connection with the merger (the "Merger") of The Hunter Group, Inc., a Maryland corporation, with a wholly-owned subsidiary of the Company; and

     WHEREAS, the Company and the Holders wish to provide certain arrangements with respect to the registration of shares of Common Stock under the Securities Act.

     NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1.  Certain Definitions.  As used in this Agreement, the following terms shall
    --------------------
have the following respective meanings:

     "Commission" means the Securities and Exchange Commission, or any other
      ----------
Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, no par value, of the Company.
      ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Majority Holders" means Holders who collectively own a majority of the
      ----------------
outstanding Registrable Shares or, when used in connection with an offering in which less than all Holders are participating, holders of a majority of the Registrable Shares included in such offering.

     "Registration Expenses" means the expenses described in Section 5.
      ---------------------

     "Registrable Shares" means (a) the shares of Common Stock issued or
      ------------------
issuable to the Holders in connection with the Merger and (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar events). Registrable Shares shall cease to be Registrable Shares when (x) a registration statement with respect to the sale of such shares shall have become effective under the Securities

Act and such shares shall have been disposed of in accordance with the plan of distribution described therein, (y) they shall have become eligible for resale pursuant to Rule 144 (without regard to the volume limitations therein) under the Securities Act or (z) they shall have ceased to be outstanding.

     "Registration Statement" means a registration statement filed by the
      ----------------------
Company with the Commission for a public offering and sale of securities of the Company for cash (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Shares" means shares of the Common Stock.
      ------

2.  REQUIRED REGISTRATIONS.

     2.1  Demand Registration.  In the event that either of the Holders request,
          -------------------
but the Company does not include, that number of Registrable Shares indicated for such Holder on Schedule I hereto in a Registration Statement declared effective by the Commission in the first calendar quarter of 1998, then such Holder may request, in writing, that the Company effect a separate demand registration of that number of Registrable Shares that when added to the number of Registrable Shares sold by such Holders in any prior offering, if any, equals such number set forth on Schedule I opposite such Holder. If the Holders intend to distribute the Registrable Shares in an underwritten offering, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Holders to participate shall be conditioned on their participation in such underwriting upon the same terms and conditions. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders (and any other person to whom the Company is obligated to provide such notice) which Holders and other persons shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares or other securities as they may request; provided that if the underwriter managing the offering determines that, because of marketing factors all of the Registrable Shares requested to be registered may not be included in the offering, then all Holders who have requested registration shall participate in the registration pro rata based on their total ownership of Registrable Shares; provided, further, however, that if any shares of Common Stock are to be included in such Registration Statement for the account of any person other than the Holders, such shares shall be reduced before any reduction in the number of Registrable Shares requested to be included by the Holders. The Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares that have been the subject of the request under this paragraph and shall maintain the effectiveness of such Registration Statement for a period of 90 days.

     2.2  Limitations.  The Company shall not be required to effect more than
          -----------
one registration pursuant to Section 2.1 above. In addition, the Company shall not be required to effect any registration within three months after the effective date of any other Registration Statement of the Company.

     2.3  Delay for Good Cause.  If at the time of any request to register
          --------------------
Registrable Shares pursuant to this Section 2, the Company (i) is engaged or has firm plans to engage within 90 days of the time of the request in a registered public offering as to which the Holders may include Registrable Shares pursuant to Section 3 or (ii) is engaged in any other activity that, in the good faith determination of the Company's Board of Directors, would be materially adversely affected by the requested registration, then the Company may at its option direct that: (x) in the case of clause (i), such request be delayed for a period not in excess of 90 days from the effective date of such offering or (y) in the case of clause (ii), such request be delayed for a period not in excess of 75 days from the date of such request. Such right to delay a request under
Section 2.3 shall not be exercised by the Company more than once in any twelve-month period.

     2.4  Selection of Underwriter.  In the case of any registration effected
          ------------------------
pursuant to this Section 2, the Majority Holders shall have the right to designate the managing underwriter, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

3.  INCIDENTAL REGISTRATION.

     3.1  Company Initiated Registration.  Whenever the Company proposes to file
          ------------------------------
a Registration Statement, prior to the declaration of effectiveness of such Registration Statement it shall give written notice of the filing or the intended filing to all Holders and, upon the written request of a Holder or Holders given within 20 days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Shares that the Holder or Holders have requested to register to be included in the Registration Statement; provided that the Company shall have the right to postpone or withdraw any proposed registration pursuant to this Section 3.1 without obligation to any Holder until such registration statement is recommended or refiled where upon the provisions of this Agreement shall again apply.

     3.2  Limitations.  In connection with any offering under this Section 3
          -----------
involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders requesting inclusion accept the terms of the underwriting (including the terms of the underwriting agreement, which agreement shall not contain terms inconsistent with the provisions of this Agreement or provisions which materially favor any selling stockholder over any Holder) as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter the registration of all, or part of, the

Registrable Shares that Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect. In the event of such a reduction in the number of shares to be included in the underwriting, all Holders and other persons who have requested registration shall participate in the underwriting pro rata based upon their ownership of Company Common Stock and if any such Holder and such other person would thus be entitled to include more shares than such Holders or such other persons requested, the excess shall be allocated among such other requesting Holders and such other persons on the same pro rata basis.

4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

     4.1  Filing.  File with the Commission a Registration Statement with
          ------
respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective.

     4.2  Amendments and Supplements   As expeditiously as possible prepare and
          --------------------------
file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date.

     4.3  Copies of Prospectus.  As expeditiously as possible furnish to each
          --------------------
selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder.

     4.4  Blue Sky Qualification.  As expeditiously as possible use its best
          ----------------------
efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Holder, as the case may be; provided, however, that the Company shall not thereby be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     4.5  Underwritten Offering.  In the event that Registrable Shares are sold
          ---------------------
pursuant to a Registration Statement in an underwritten offering, enter into an underwriting agreement containing customary terms, conditions, representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     4.6  Earnings Statement.  Use its best efforts to comply with all
          ------------------
applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement.

     4.7  Listing.  Use its best efforts either to list the Registrable Shares
          -------
on a national securities exchange or have them designated as national market securities by the National Association of Securities Dealers, Inc. ("NASD").

     If the Company has delivered preliminary or final prospectuses to the selling Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holder and, if requested, the selling Holder shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the selling Holder with revised prospectuses and, following receipt of the revised prospectuses, the selling Holder shall be free to resume making offers of the Registrable Shares.

     Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4. In addition, each Holder agrees to dispose of any Registrable Shares included in any registration only in accordance with the plan of distribution described in the Registration Statement.

5. ALLOCATION OF EXPENSES. The Company shall pay the Registration Expenses for the registrations pursuant to Section 2 and the registrations pursuant to
Section 3. If a registration requested by the Holders pursuant to Section 2.1 is withdrawn at the request of the Holders requesting it (other than as a result of information concerning the business or financial condition of the Company that is made known to the Holders after the date on which such registration was requested) and if the requesting Holders elect not to have such registration counted as a registration requested under such Section, the requesting Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, exchange or national market listing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with filings with the NASD, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and fees of counsel for the selling Holders. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Holders in accordance with the number of their Registrable Shares taken in the aggregate included in such registration.

6.  INDEMNIFICATION.

     6.1  Company Indemnification.  In the event of any registration of any of
          -----------------------
the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, costs, expenses or liabilities, joint or several, (or actions in respect thereof), to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; and the Company shall reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, cost, expense, liability or action; provided, however, that the Company shall not be liable to any such seller, underwriter or controlling person in any such case to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for inclusion thereof.

     6.2  Seller Indemnification.  In the event of any registration of any of
          ----------------------
the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, costs, expenses or liabilities, joint or several, (or actions in respect thereof) to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for inclusion in such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Shares sold as contemplated herein.

     6.3  Notice of Claims, etc.  Each party entitled to indemnification under
          ---------------------
this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought (provided that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been actually prejudiced by such delay or failure), and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel
                                                         --------
for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure
                                           --------  -------
of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     6.4  Contribution.  If for any reason the foregoing indemnification is not
          ------------
available, or is insufficient to hold harmless an Indemnified Party, other than by reason of the exceptions provided herein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, costs, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Holder of Registrable Shares and the Company as well as any other equitable considerations including the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission leading to such loss, claim, damage or liability (or actions in respect thereof), but not including the relative benefits received by the Holders of Registrable Shares on the one hand and the Company on the other; provided, however, that in any such case (i) no Holder of Registrable Shares will be required to contribute except to the extent and under such circumstances as such Holder would be required to provide indemnification hereunder and then only in an amount not in excess of the net proceeds to it of all Registrable Shares sold in the registration, and (ii) no person guilty of fraudulent misrepresentation , within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not so guilty.

7.  MISCELLANEOUS.

     7.1  "Stand-Off" Agreement.  In connection with any underwritten public
          ---------------------
offering, if requested by the Company and the managing underwriter, each Holder hereby agrees, other than with respect to any Registrable Shares included in such offering, not to effect any public sale or distribution of any Registrable Shares, nor engage in any transaction that would result in a public sale or distribution of securities of the same class as the Registrable Shares for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement; provided, that all persons holding more than five percent of the outstanding Common Stock (other than mutual funds or other institutional shareholders) and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     7.2  Rule 144 Requirements.  With a view to making available to the Holders
          ---------------------
the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     7.3  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles.

     7.4  Entire Agreement; Amendment and Waiver.  This Agreement constitutes
          --------------------------------------
the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Holders holding 66 2/3% or more of the Registrable Shares, but in no event shall any such amendment, waiver, discharge or termination increase the obligations of any Holder hereunder or reduce the benefits in a manner that treats Holders differently, except upon the written consent of such Holder.

     7.5  Notices.  All notices and other communications required or permitted
          -------
under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at its principal office and to a Holder at its address on the records maintained by the Company or at such other address as any party may designate by ten days' prior written notice to the other party.

     7.6  Rights; Separability.  Unless otherwise expressly provided herein,
          --------------------
each Holder's rights hereunder are several rights, not rights jointly held with any of other Holders. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.7  Successors and Assigns.  Neither this Agreement nor any of the rights,
          ----------------------
interests, or obligations hereunder shall be assigned (whether by operation of law or otherwise) by Holders without the consent of the Company; provided that the Holders may assign their respective rights hereunder to a Permitted Transferee without the consent of the Company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. For purposes of this Agreement, "Permitted Transferees" means (A) any person who is the spouse or former spouse of, or any lineal descendant (including adopted children) of, or any spouse of such lineal descendant (including adopted children) of, or the grandparent, parent, brother or sister of, or spouse of such brother or sister of, holder or a Permitted Transferee of such person; (B) upon the death of Holder or Permitted Transferee of such person, the executors of the estate of Holder or Permitted Transferee, any of Holder's or Permitted Transferee's heirs, testamentary trustees, devisees, or legatees; (C) any trust principally for the benefit of Permitted Transferees (including a charitable lead or remainder trust); (D) upon the disability of Holder or Permitted Transferee, any guardian or conservator of Holder or Permitted Transferee; provided that in each case such transferee assumes and agrees to perform and becomes a party to this Agreement; or (E) any

"affiliate" of any Holder as such term is defined in Rule 12b-2 of the regulations promulgated under the Exchange Act.

     7.8  Titles. The titles of the Sections of this Agreement are for
          ------
convenience of reference only and are not to be considered in construing this Agreement.

     7.9  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

        [The Remainder of This Page Has Intentionally Been Left Blank.]

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                              THE REGISTRY, INC.


                              By:  /s/ G. Drew Conway
                                 -------------------------------------------
                                 Name:   G. Drew Conway
                                 Title:  President and CEO

                              HOLDERS:


                                   /s/ Terry L. Hunter
                              ----------------------------------------------
                              Terry L. Hunter


                              WILLIAM M. MERCER INCORPORATED


                              By:  /s/ Joseph D. Salerno
                                 -------------------------------------------
                                 Name:   Joseph D. Salerno
                                 Title:  CFO

                                  SCHEDULE I

                                    HOLDERS



Holder                        Number of Registrable Shares in Q1/98 Offering
------                        ----------------------------------------------

Terry L. Hunter                                  1,025,000

William M. Mercer Incorporated                     175,000*





________________________________________________
* Approximate. This number may be increased/decreased to reflect the actual number of shares issued to William M. Mercer Incorporated in connection with the transaction.